Exhibit 99.1

First Midwest Bancorp

Presentation Materials
September 3, 2014

Agenda

- Overview
- Performance
- Going Forward

Overview

Premier Banking Franchise

$8.3 Billion in Assets

- 5th Largest IL-based, 87th in U.S.

$7.0 Billion in Average Deposits

- Strong Core Deposits - 83% Low Cost

$5.9 Billion in Loans

- #1 Agricultural Lender in IL, #40 in U.S.

$7.3 Billion in Trust Assets

- IL's 3rd Largest in Revenue [1]

Information as of June 30, 2014.

[1] From Trust Performance Report



Deposits
Demand 30%
Sav/NOW 34%
Money Market 19%
Time 17%



Loans
C&I/Ag 40%
CRE 45%
FDIC Covered 2%
Consumer 13%

Tenured in Attractive Markets

70 Plus Years of Service

Recognized Nationally and Locally

Suburban Chicago Centric

- 90% of Deposits
- #9 in Suburban Chicago MSA [(1)]

Robust Sales Platform

- Retail
- Commercial
- Wealth Management
- 90 Locations



WISCONSIN
Kenosha
McHenry
Lake
LAKE MICHIGAN
IOWA
DeKalb
Kane
DuPage
Cook
Scott
Rock Island
Kendall
LaSalle
Will
Porter
Lake
Grundy
Knox
Jasper
Newton
ILLINOIS
INDIANA
Vermilion
Champaign
Branch Locations
Chicago Loan Production Office

(1) Based on deposit balances as of June 30, 2013 adjusted for subsequent M&A activity.

"Highest Customer Satisfaction with Retail Banking in the Midwest"

The study looked at the following factors:

- Account Information
- Channel Activities
- Facility
- Fees
- Problem Resolution
- Product Offerings


HIGHEST CUSTOMER SATISFACTION
J.D. POWER
AND ASSOCIATES
RETAIL BANKING - MIDWEST • 2014
PRESENTED TO
FIRST
MIDWEST BANK
BY J.D. POWER AND ASSOCIATES

First Midwest Bank received the highest numerical score among retail banks in the Midwest region in the proprietary J.D. Power 2014 Retail Banking Satisfaction Study^{SM}. Study based on 80,445 total responses measuring 21 providers in the Midwest region (IA, IL, KS, MO, MN, WI) and measures opinions of consumers with their primary banking provider. Proprietary study results are based on experiences and perceptions of consumers surveyed January 2014. Your experiences may vary. Visit jdpower.com.

First Midwest Bank
BANK WITH MOMENTUM

And Growing

Pro Forma Acquisition Impact

- Illustrative Impact of Recent Acquisitions [1]:

	Assets	Branches	Loans	Deposits	% Core	Loans / Deposits	Targeted Close/ Conversion
First Midwest Bancorp	$8.3	86	$5.9	$7.0	83%	85%	N/A
Popular Community Bank (Completed 8/8/14)	0.7	12	0.6	0.7	73%	76%	3Q14
Great Lakes Bank [2] (Pending)	0.6	8	0.2	0.5	81%	49%	4Q14
Pro Forma	$9.6	106	$6.7	$8.2	82%	82%	N/A

- Expanding Metro Chicago Footprint, Augmenting "Best in Class" Deposit Base and Capacity to Leverage
- Solid 2015 Earnings Accretion and Accelerated Capital Recovery
- Significant Balance Sheet Flexibility to Grow Organically in 2014/2015 and Manage Size and Interest Rate Environment
  - Do not Expect to Exceed $10 Billion in Total Assets Until 2015, Potentially 2016
    - $5 Million Estimated Cost, After-tax, of Durbin Amendment (without any assumed offsets)
  - Anticipated Earnings Accretion Well Exceeds Potential Durbin Impact

[1] Data as of June 30, 2014 for First Midwest and Popular Community Bank and as of March 31, 2014 for Great Lakes Bank.
[2] Great Lakes Financial Resources, Inc., the holding company for Great Lakes Bank, National Association.

Dollar amounts in billions.

Growing and Strategically Accretive

- Fills In West Metro Market, Deepens South Presence
- Cultural Fit
- Strong Team, Solid Reputation
- Financially Accretive
- Opportunities for Synergies


WISCONSIN
Kenosha
McHenry
Lake
Cook
LAKE MICHIGAN
IOWA
DeKalb
Kane
DuPage
Scott
Rock Island
Kendall
LaSalle
Will
Porter
Lake
Grundy
Knox
Jasper
Newton
ILLINOIS
INDIANA
Vermilion
Champaign
First Midwest Bank branch locations
First Midwest Chicago Loan Prod. Office
Popular Community Bank locations
Great Lakes Bank locations

An Experienced Acquiror

History Since 2005

December 12, 2005
Bank Calumet, Inc.
- *$1.4 billion in assets*

October 23, 2009
First DuPage Bank
- *$261 million in assets*

April 23, 2010
Peotone Bank & Trust Co.
- *$129 million in assets*

August 13, 2010
Palos Bank & Trust Co.
- *$493 million in assets*

October 13, 2011
4 Chicago-area branches of Old National Bancorp
- *$108 million in assets*

August 3, 2012
Waukegan Savings Bank
- *$86 million in assets*

April 22, 2014 (*Completed 8/8/14*)
12 Chicago-area branches of Popular Community Bank
- *$738 million in assets*
- *$561 million in loans*
- *$738 million in deposits*

July 7, 2014 (*Pending*)
Great Lakes Bank
- *$583 million in assets*
- *$237 million in loans*
- *$490 million in deposits*

8 Transactions, $3.8 Billion in Assets

Performance

Our 2014 Priorities

Largely Unchanged, Influenced by Environment

- Build the highest quality team
- Diversify/grow loans and revenue
- Balance investment and risk

Maximize Shareholder Value

Drives Our Performance and Focus

Earnings Stronger, More Stable

Quarterly Data	June 2013	Mar 2014	June 2014	June '14 vs 'June 13	June '14 Vs Mar '14
Net income	$16.2	$17.7	$18.5	14%	5%
Net interest margin	3.70%	3.61%	3.65%	(1%)	1%
Fee-based revenues	$26.0	$25.0	$27.0	4%	8%
Loans	$5,459	$5,815	$5,948	9%	2%
Efficiency Ratio	64%	67%	64%	-	(4%)

Dollar amounts in millions.

Benefiting From
Growth in Loans and Fee-Based Businesses

Credit Quality Improved, Normalizing



Down
25%
$150
$125
$100
$75
$50
$25
$0
$141
$8
$40
$93
$120
$24
$32
$64
$106
$6
$30
$70
Jun 2013
Dec 2013
Jun 2014
NPLs
OREO
TDRs

Non-Performing Assets



Down
9%
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
$191
$156
$173
Jun 2013
Dec 2013
Jun 2014

Performing Potential Problem Loans

Dollar amounts in millions.

Loan Portfolio

Diversifying Our Lending

$5.9 Billion, Up 11% (1)(2)


42% Owner
Occupied (3)

Category	Amt	% of Total	Chg (1)
C & I and Ag	$2.4	40%	18%
Commercial R E	2.6	45%	4%
Consumer	0.8	13%	12%
Covered	0.1	2%	(39%)

(1) Compared to June 30, 2013.
(2) The percent change excludes covered loans.
(3) The percent reported does not include multi-family or construction loans.

Dollar amounts in billions.

Expanding Commercial Team

- Business Banking
- Middle Market
  - Specialty Lending
- Chicago LPO

Building Opportunities Through Commercial Specialty Lines

- Legacy: Agricultural, Healthcare
- Since 2011: Asset-Based Lending, Agri-Business

Broadening Consumer

- Direct
- Mortgage

Deposits

Strong Legacy Base and Continue to Strengthen Core

$7.0 Billion, Up 2.4% [1]


DDA
30%
Savings
17%
NOW
17%
Time
17%
MMA
19%

[1] Quarter-to-date averages compared to the second quarter of 2013.
[2] From SNL Financial.

Strong Base

- 83% Core Transactional
- Lower Cost Funding: 15 bps

Driving Household Growth

- Core Checking, Penetration
- Mobile, Internet Expansion

M&A Strengthens

Better Positioned For Higher Rates

- 20 bps Advantage Over Last 10 Yrs [2]

Fee-Based Revenues

Building Fee-Based Businesses


$30
$25
$20
$15
$10
$5
$0
$26
$25
$27
2Q 2013
1Q 2014
2Q 2014
Other Fees
Card-Based
Service Charges
Wealth Management
Mortgage

Dollar amounts in millions.

Significant, Broad Based Growth

- Up 3.8% vs. Second Quarter 2013
- Improved Retail Product Alignment, Card Penetration
- Expanded Capital Market Offering
- Mortgage Expansion, Impacted By Market Conditions

Wealth Management

- Up 7.0% vs. Second Quarter 2013
- Leveraging Distribution, Commercial Synergy

Leveraging Our Business Investment
Managing Efficiency



$120
$100
$80
$60
$40
$20
$0
Net Interest and Noninterest Income
Noninterest Expense
$92
$62
$91
$64
$98
$65
2Q 2013
1Q 2014
2Q 2014

	2Q 2013	1Q 2014	2Q 2014
Margin	3.70%	3.61%	3.65%
Efficiency	64%	67%	64% [(1)]

Loan Growth Offsets Pressure

Building Fee-Based Businesses

Balanced Business Investment
- Tight Management of Expense
- Investment In:
  - Our People
  - Distribution, Brand

Short-Term Rate Challenges
- Lower Interest Margins
- Greater Competition for Loans

(1) Excludes the loss on the prepayment of FHLB advances and acquisition-related expenses.

Going Forward

Capital, A Source of Strength

Metric	December 31, 2012	December 31, 2013	June 30, 2014	Bank Regulatory Requirements [1] Minimum	Bank Regulatory Requirements [1] 2014 Excess (In Millions)
Company Capital to Risk Weighted Assets:					
Total	11.90%	12.39%	12.20%	10.00%	$230
Tier 1	10.28%	10.91%	10.97%	6.00%	$423
Tier 1 Common	9.33%	10.37%	10.45%	N/A	N/A
Quarterly Dividend	$0.01	$0.07	$0.08	N/A	N/A
Dividend Payout %	6%	27%	32%	N/A	N/A

[1] Bank excess capital is presented since the Company is not subject to formal Federal Reserve regulatory guidance.

- Significant Capital, Common Equity Dominated
- Investment Grade Ratings from Moody's, Fitch and S&P
- Supports Ability to Leverage

Ability to Leverage Capital, Infrastructure

Market Opportunities

Environment Will Drive

- Capital Requirements, Lower Profitability
- Compliance Costs

Consolidation Likely Over Time

- 45 Chicago Banks Between $350 Million and $4 Billion in Assets
- Additional Opportunities in Adjacent Markets

We Are A Compelling Partner

- Solid Reputation, Culture
- Strong Capital, Capacity, Experience

Requires Patience, Discipline

- Alignment with Core Business Strategy
- Managing $10 Billion Regulatory Threshold
- Willingness and Ability to Respond

In Closing – Why Invest?

Premier Growing Bank Franchise

Leveraging Our Strengths

- Engaged, Enhanced Team
- Strong Core Deposits
- Attractive Markets, Growing Opportunities
- Significant Capital and Liquidity

Executing On Our Priorities

- Build the Highest Quality Team
- Diversify/Grow Loans and Revenue
- Balance Investment and Risk

Well Positioned to Grow

and Enhance Shareholder Returns

Appendix

Certain Terms Used in This Presentation

Core Deposit – Includes demand, savings, money markets, and NOW accounts.

Efficiency Ratio – The efficiency ratio expresses noninterest expense, excluding OREO expense, as a percentage of tax-equivalent net interest income plus total fee-based revenues, other income, net trading gains, and tax-equivalent adjusted BOLI income. Net securities gains are excluded from the efficiency ratio. The ratio excludes the effects of unusual, infrequent, or non-recurring revenues and expenses.

Covered Loans or Assets – Means loans or assets which the Company acquired via an FDIC-assisted transaction.

National Peers – Means collectively the companies with the ticker symbol SRCE, CHFC, FCF, FMER, MBFI, ONB, PNFP, PVTB, PFS, STSA, SUSQ, UMBF, UMPQ, VLY, TAYC, TCBI, TRMK, WSBC, WTFC.

Net Interest Income – Means the difference between interest income and fees earned on interest-earning assets and interest expense incurred on interest-bearing liabilities.

Net Interest Margin – Means net interest income divided by total average interest-earning assets, presented on a tax-equivalent basis, assuming a federal income tax rate of 35%.

Non-Performing Loans – Means non-accrual loans (the majority of which are past due) and loans 90 days or more past due and still accruing interest.

Problem Loans – These loans are performing in accordance with contractual terms, but management has concerns about the ability of the borrower to continue to comply with loan terms due to the borrower's potential operating or financial difficulties.

Tier 1 Common Capital – Means tier 1 capital, less trust preferred securities, divided by risk-weighted assets.

Note:

- Unless otherwise indicated, all dollar amounts used in this presentation are in millions except per share information.
- Unless otherwise indicated, all loan information includes Covered Loans.
- Peer information source for this presentation from SNL.

Forward Looking Statements

This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of words such as "may," "expect," "anticipate," "believe," or "continue" and words of similar import. Forward-looking statements are not historical facts but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements.

Factors that may cause such a difference include, but are not limited to, performance of our loan and securities portfolios; expected synergies, cost savings, and other financial benefits of proposed or completed acquisition transactions might not be realized within the expected timeframes or might be less than projected; credit and interest rate risks; customer borrowing, repayment, investment and deposit practices; customer and employee reactions to an acquisition transaction; regulatory or legal requirements or obligations; general economic conditions; and other risks and factors identified in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2013 and other reports filed with the Securities and Exchange Commission.

Forward-looking statements are not guarantees of future performance, and First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements are made only as of the date of this presentation, and First Midwest undertakes no obligation to update any forward-looking statements contained in this presentation to reflect new information or events or conditions after the date hereof.

First Midwest Bancorp, Inc.

Contact Information

Paul F. Clemens
Executive Vice President
& Chief Financial Officer
Paul.clemens@firstmidwest.com
630-875-7347

James M. Roolf
Senior Vice President
& Corporate Relations Officer
Jim.roolf@firstmidwest.com
630-875-7533

Important Additional Information

The information contained in this document does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. First Midwest will file a registration statement on Form S-4 with the SEC in connection with its proposed acquisition of Great Lakes Financial Resources, Inc. ("Great Lakes"), which is the parent company of Great Lakes Bank. The registration statement will include a proxy statement of Great Lakes, which also will constitute a prospectus of First Midwest, that will be sent to the stockholders of Great Lakes. Stockholders of Great Lakes are advised to read the proxy statement and prospectus when it becomes available because it will contain important information about First Midwest, Great Lakes and the proposed transaction. When filed, this document and other documents relating to the transaction filed by First Midwest can be obtained free of charge from the SEC's website at www.sec.gov. These documents also can be obtained free of charge by accessing First Midwest's website at www.firstmidwest.com under the tab "Investor Relations" and then under "SEC Filings." Alternatively, these documents, when available, can be obtained free of charge from First Midwest upon written request to First Midwest Bancorp, Inc., Attn: Corporate Secretary, One Pierce Place, Suite 1500, Itasca, Illinois 60143 or by calling (630) 875-7463, or from Great Lakes upon written request to Great Lakes Financial Resources, Inc., Attn: Thomas S. Agler, President, 4600 West Lincoln Highway, Matteson, Illinois 60443 or by calling (708) 283-5800.

First Midwest, Great Lakes and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Great Lakes stockholders in connection with proposed transaction under the rules of the SEC. Certain information regarding the interests of these participants, and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and prospectus regarding the proposed transaction when it becomes available. Additional information about First Midwest and its directors and officers may be found in the definitive proxy statement of First Midwest relating to its 2014 Annual Meeting of Stockholders filed with the SEC on April 17, 2014. This definitive proxy statement can be obtained free of charge from the SEC's website at www.sec.gov.